Restructuring Charges (Detail Textuals) - Sep. 30, 2012 - Facility - Washington facility - USD ($) $ in Thousands, shares in Millions	Total
Restructuring Cost and Reserve [Line Items]
Restructuring remaining 2012 rent	$ 500
Restructuring remaining 2013 rent	$ 400
Number of shares to be issuable on certain future financing events	1.5
Value of shares to be issuable on certain future financing events	$ 450
Gain on lease termination	1,100
Future rent charges	850
Stock liability	$ 450